UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2004

Commission file number

ChipPAC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31173	77-0463048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47400 Kato Road, Fremont, California 94538

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (510) 979-8000

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.01	Press release issued by ChipPAC, Inc. dated July 28, 2004

Item 12. Results of Operations and Financial Condition

On July 28, 2004, ChipPAC, Inc., (the “Company”) announced via press release the Company’s results for its quarter ended June 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.01 and incorporated by reference. This Form 8-K and the attached exhibit are being furnished to, but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, as of July 28, 2004.

CHIPPAC, INC.
(Registrant)

/s/ Michael G. Potter
MICHAEL G. POTTER
Vice President and Acting Chief Financial Officer

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